UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 23, 2016

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

2480 W Ruthrauff Road, Suite 140 Q, Tucson, Arizona	85705
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On February 23, 2016, in order to reduce costs, the Audit Committee of Applied Energetics, Inc. (the “Company”) engaged RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2015.

On February 23, 2016, the Company’s Audit Committee advised Liggett & Webb, P.A. (“Liggett”) that it is dismissing Liggett as the Company’s registered independent public accounting firm as a cost saving measure.

Liggett ’s reports on the financial statements of the Company for the fiscal year ended December 31, 2014 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope, or accounting principles, but were modified as to uncertainty as to the Company’s ability to continue as a going concern. During the Company’s most recent fiscal year ended December 31, 2014 and the subsequent interim periods through February 23, 2016, there were: (i) no disagreements between the Company and Liggett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Liggett, would have caused Liggett to make reference to the subject matter of the disagreements in connection with its report, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Liggett a copy of the above disclosures in this Item 4.01 and requested that Liggett provide the Company with a letter addressed to the Securities and Exchange Commission stating whether Liggett agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of this letter dated February 23, 2016 furnished by Liggett agrees in response to that request is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2013 and 2014 and through the interim periods preceding February 23, 2016, the Company did not consult with RBSM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Liggett did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(a)	– (c)

N/A

(d) Exhibits.

16.1 Letter from Liggett and Webb, P.A. to the SEC Dated February 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.
(Registrant)

By: /s/ George Farley
George Farley
Principal Executive Officer and Principal
Financial Officer

Date: February 24, 2016